Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, James W. Hirschmann, President of Pacific American Income Shares, Inc. (the “Fund”), certify, that to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ JAMES W. HIRSCHMANN	February 25, 2005
James W. Hirschmann	Date
President
Pacific American Income Shares, Inc.

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Pacific American Income Shares, Inc. (the “Fund”), certify, that to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ MARIE K. KARPINSKI	February 25, 2005
Marie K. Karpinski	Date
Chief Financial Officer
Pacific American Income Shares, Inc.